A Compelling Acquisition to Accelerate our Strategy to Transform Robotic Surgery Sept 22, 2015 Exhibit 99.1

2 Speakers on Today’s Call Todd M. Pope President & CEO Joe Slattery EVP & CFO 2

3
Forward Looking Statements

This presentation includes statements relating to TransEnterix’s acquisition of the TELELAP
ALF-X surgical robotic system from SOFAR S.p.A. and our current regulatory and commercialization plans for these products. These statements and other statements regarding our future plans and goals constitute "forward-looking statements" within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and
are intended to qualify for the safe harbor from liability established by the Private Securities
Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, whether the acquisition of the ALF-X surgical robotics system will be successful, whether SurgiBot System's 510(k) application(s) submitted on June 1, 2015 will be cleared by the U.S. FDA, the pace of adoption of our products by surgeons, the success and market opportunity of our products, the effect on our business of existing and new regulatory requirements and other economic and competitive factors. For a discussion of the most significant risks and uncertainties associated with TransEnterix's business, please review our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on
Form 10-Q filed on August 6, 2015 and other filings we make with the SEC. You are cautioned not to place undue reliance on these forward looking statements, which are based on our expectations as of the date of this presentation and speak only as of the origination date of the presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

4
TransEnterix Vision
Our vision is to improve clinical outcomes and patient
care through the use of robotics in surgery. We seek to
enhance and support surgeon capabilities while reducing
the barriers to adoption with responsible economics and
leveraging existing laparoscopic skills.

5
Creation of a Disruptive Surgical Robotics Company
Combination of SurgiBot and ALF-X allows TransEnterix to
address a larger market opportunity with compelling patient, surgeon and hospital value
Unique and
complementary
surgical robotics
portfolio
•
Technologically
innovative
•
Economically
disruptive
Entering established
multi-port robotics
market
•
Compelling
product offering
Immediate access to
international markets
•
Current CE Mark
•
Broad indications

The ALF-X has been granted CE Mark. Neither SurgiBot nor ALF-X has been cleared by the FDA for sale in the U.S.

6
•
Acquiring surgical robotics
division of SOFAR, an Italian
health care company
•
Total consideration of $99.8
million
•
Transaction closed Sept 21,
2015
•
Integration expected to be
completed within six months
Transaction Overview
•
$68.7 million upfront payment
•
$25.0 million cash
•
$43.7 million in stock (15.5
million shares)
•
$31.1 million in deferred and
milestone payments

7
Transaction Background

SOFAR developed ALF-X, a unique multi-port
surgical robotics platform
Gained regulatory clearance in EU and generated compelling data
SOFAR sought a partner with:
Focus on surgical
robotics
Ability to share in the
success
Shared vision

8
Shared Vision for Growth Dynamics
Future growth of surgical robotics will be defined by disruptive innovation, both from a technological and economic perspective
Growth Drivers:
Build on success of laparoscopy while addressing limitations
Innovative technology that addresses trade-offs
Compelling economic value to hospitals
Both SurgiBot
& ALF-X are
designed to meet these needs

9
Traditional laparoscopy
remains the dominant form of
minimally invasive surgery
Over 6 million laparoscopic
procedures across US and
CE Mark countries*
Surgeons are experienced
with approach, technique and
instrument motion
Build on the Success of Laparoscopy
*Data
source:
Millennium
Research
Group
–
Laparoscopic
Devices
2014
Report.

10
Technology that Addresses Trade-offs
Reliance on assistant to control
camera
Challenging ergonomics
Imprecise instrument movement
Difficulty suturing
Torque at incision sites

Limitations of traditional laparoscopy

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Technology that Addresses Trade-offs
No haptic feedback
Disengagement with surgical field
Increasing size of typical trocar incision
Limits ability
to reposition patient by docking to trocars
Camera movement requires use of surgeon hands

Limitations of current robotic systems

Limitations of current robotic systems
Compelling Economic Value to Hospitals
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Hospitals are concerned about
capital and
procedure costs for
robotics
Lack of additional reimbursement
Concern over adding procedure
costs with robotics
•
Laparoscopy: majority of instruments
reusable
•
Robotics: majority of instruments
disposable or limited use

13 ALF-X System: Builds on Success of Laparoscopy Multi-port system Laparoscopic motion Utilizes standard laparoscopic trocars 5mm instruments Force sensing for minimal torque 13

14
ALF-X System: Technology Addresses Trade-offs
Haptic feedback
Open architecture
•
Open view of operating room
•
Open source ports allow both robotic and
traditional lap instruments
Standard size trocar incisions
Ease of patient repositioning
•
No docking to trocar
Enhanced vision
•
3DHD controlled via eye tracking

15
ALF-X System: Compelling Economic Value
Disruptive robotic per-procedure
pricing model
•
Reusable instruments
•
Minimal disposables per case
Broad instrument offering
•
22
instruments
•
Select wristed instruments
Access to robotics with operational
costs similar to many traditional
laparoscopic procedures

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Accelerates our Commercialization Timeline
Existing CE Mark allows for near-term
commercialization of ALF-X
•
Mix of
direct sales and
distributors
•
Build out of team will begin
immediately
SALES
STRATEGY
SALES
STRATEGY
•
Sales beginning in Q1 2016
TIMING
TIMING
•
EU and Middle
East
•
US market entry following 510(k)
clearance
•
Japan/China distribution
following regulatory approval
GEOGRAPHIC
TARGETS
GEOGRAPHIC
TARGETS

Current CE Mark provides immediate access to over 30 countries

17
Complimentary Portfolio
System
Multi-port
Single-port
Initial
Geographic
Focus
Europe
and
Middle East
United
States
Regulatory
Status
CE
Mark
FDA 510k Under
Review
Key Technological
Innovations
Haptic Feedback
Open Console
Laparoscopic Motion
Eye Tracking 3D Camera Control
Tactile Feedback
Patient-side Console
Laparoscopic Motion
Surgeon-controlled 3D Camera
Key Economic
Drivers
Compelling Per-Procedure Costs
Compelling Capital
Costs
Indications
General Surgery, Gynecology,
Urology,
Thoracic
FDA 510k Under
Review

The ALF-X has been granted CE Mark. Neither SurgiBot nor ALF-X has been cleared by the FDA for sale in the U.S.

18
SurgiBot
Update
REGULATORY
•
Additional information
request received from
FDA
•
Timing guidance
maintained
•
Clearance expected –
Q1 2016
COMMERCIAL
•
Appointed Paul Ziegler
VP of Sales
•
Actively building sales
and service teams

Remain on track for expected Q2 2016 launch

19
Milestones
2015
•
Q3 -
American
College of
Surgeons
•
Q4 -
Appoint
International
Leadership
2016
•
Q1 -
ALF-X Sales
Commence
•
Q1 -
SurgiBot
US
Regulatory
Clearance
•
Q1 -
Complete
Integration
•
Q2 -
SurgiBot
US
Commercial
Launch
2017
•
ALF-X US
Commercial
Launch
•
Expansion into
Additional
International
Markets

20
Detailed Transaction Structure

Total Consideration:
$99.8M
COMPONENTS:
$43.7M in stock
•15.5M shares,15.5% ownership
•Lock-up released between first and second anniversary
•Registration rights
$25.0M cash up front
$2.8M (€2.5M) payable
Dec
31,
2016
$11.3M (€10.0M) payable earlier of ALF-X FDA clearance or
Dec
31,
2016
$17.0M (€15.0M) payable upon achievement of €25M in quarterly
ALF-X revenue
Based on closing stock price and €/$ exchange rate as of Sep 18, 2015

21
Compelling Financial Rationale

Expands addressable market
•
Geographies
•
Customers
•
Procedures
Accelerates and significantly increases revenue opportunity
Shortens time to cash flow break even
•
Expected late 2018
•
Reduced overall cash needs
Leverages already-planned distribution and support investment

22
Summary
Creates disruptive surgical
robotics company
Accelerates and significantly increases revenue opportunity
Significantly expands market opportunity
•
Access to global markets
SurgiBot
and ALF-X both address our vision for growth
•
Mimic laparoscopic motions
•
Address limitations of laparoscopy and current robotic platforms
•
Disruptive economic value proposition

23
TransEnterix
Vision
Our vision is to improve clinical outcomes and patient
care through the use of robotics in surgery. We seek to
enhance and support surgeon capabilities while reducing
the barriers to adoption with responsible economics and
leveraging existing laparoscopic skills.

24 Q&A 24